SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 31, 1996

                         BALCOR REALTY INVESTORS - 84
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                           Exact Name of Registrant

Illinois                                0-13349
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3215399
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Antlers Apartments

As previously reported, on April 2, 1996, the Partnership contracted to sell the Antlers Apartments, Jacksonville, Florida, to an unaffiliated party, United Dominion Realty Trust, Inc., for a sale price of $15,000,000. The sale closed on May 28, 1996. The purchaser took title to the property subject to the existing first mortgage loan, which had a principal balance of $10,108,860.
The remaining portion of the sale price was paid in cash.   From the proceeds
of the sale, the Partnership paid selling costs of $86,456. The Partnership received the remaining sales proceeds of approximately $4,805,000. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

b)  Canyon Sands Apartments

As previously reported, on April 23, 1996, the Partnership contracted to sell Canyon Sands Apartments, Phoenix, Arizona to an unaffiliated party, ERP Operating Limited Partnership, for a sale price of $14,650,000. The sale closed on June 12, 1996. The purchaser took title to the property subject to the existing first mortgage loan, which had a principal balance of $8,957,106.
The remaining portion of the sale price was paid in cash.   From the proceeds
of the sale, the Partnership paid legal fees of approximately $15,000 and a $109,875 fee to an affiliate of the third party providing property management services for the property in connection with the sale. Pursuant to the agreement of sale, the purchaser paid all closing costs relating to the sale. The Partnership received approximately $5,568,000 representing the remaining proceeds. Of such proceeds, $500,000 will be retained by the Partnership and not be available until 120 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

c)  Ridgetree  Apartments, Phase I

As previously reported, on April 23, 1996, the Partnership contracted to sell Ridgetree Apartments, Phase I, Dallas, Texas to an unaffiliated party, ERP Operating Limited Partnership, for a sale price of $11,100,000. The sale closed on June 3, 1996. From the proceeds of the sale, the Partnership paid the outstanding balance of the first and second mortgage loans totaling $9,484,192, legal fees of approximately $15,000 and a $111,000 fee to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. Pursuant to the agreement of sale, the purchaser paid all closing costs relating to the sale. The Partnership received approximately $1,490,000 representing the remaining proceeds. Of such proceeds, $500,000 will be retained by the Partnership and not be available until 120 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.
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d) Briarwood Place Apartments

As previously reported in the Partnership's Current Report on Form 8-K dated April 23, 1996 and Report on Form 10-Q for the quarter ended March 31, 1996, on April 23, 1996, the Partnership contracted to sell the property for a sale price of $10,200,000. On June 6, 1996, the purchaser exercised its option to terminate the agreement of sale and a closing of the sale will not occur. Pursuant to the agreement of sale, the $300,000 in earnest money previously deposited and interest accrued thereon will be returned to the purchaser.

e)  Creekwood I Apartments

In 1983, the Partnership acquired the Creekwood I Apartments, Tulsa, Oklahoma, utilizing approximately $3,514,620 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $6,655,000. In 1994, the mortgage loan was refinanced with a new mortgage loan in the amount of $5,700,000. The Partnership received excess proceeds of approximately $327,809.

On May 31, 1996, the Partnership contracted to sell the property for a sale price of $8,466,000 to an unaffiliated party, Mid-America Apartments, L.P., a Tennessee limited partnership. The purchaser has deposited $84,660 into an escrow account as earnest money and will pay the remaining $8,381,340 at closing, which is scheduled for July 31, 1996. The purchaser will pay all closing costs relating to the sale, except that the Partnership will pay one-half of the closing escrow fee and specified title costs. From the proceeds of the sale, the Partnership will repay the first mortgage loan which is expected to have an outstanding balance of $5,612,690 at closing, and $105,825 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $84,660 for services in connection with the sale. In addition, an amount not to exceed $84,660 will be retained by the Partnership and not be available until 60 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell eight other properties to the purchaser, including Quail Lakes Apartments, Oklahoma City, Oklahoma, described elsewhere in this report. One of the nine properties, Creekwood II Apartments, Tulsa, Oklahoma, which is owned by an affiliate of the General Partner, is located adjacent to the property. If the purchaser terminates this or the agreement of sale for the adjacent property, the other agreement of sale will also be deemed terminated.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of the adjacent property. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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f)  Quail Lakes Apartments

In 1983, the Partnership acquired the Quail Lakes Apartments, Oklahoma City, Oklahoma, utilizing approximately $4,379,820 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $10,247,000.

On May 31, 1996, the Partnership contracted to sell the property for a sale price of $10,500,000 to an unaffiliated party, Mid-America Apartments, L.P., a Tennessee limited partnership. The purchaser has deposited $105,000 into an escrow account as earnest money and will pay the remaining $10,395,000 at closing, which is scheduled for July 31, 1996. The purchaser will pay all closing costs relating to the sale, except that the Partnership will pay one-half of the closing escrow fee and specified title costs. From the proceeds of the sale, the Partnership will repay the first mortgage loan which is expected to have an outstanding balance of $6,690,589 at closing, and $210,000 to a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $105,000 for services in connection with the sale. In addition, an amount not to exceed $105,000 will be retained by the Partnership and not be available until 60 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The Partnership and affiliates of the General Partner have simultaneously contracted to sell eight other properties to the purchaser, including Creekwood I Apartments, Tulsa, Oklahoma, described elsewhere in this report.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 5.  OTHER MATTERS
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Courtyards of Kendall Apartments

In 1984, the Partnership acquired the Courtyards of Kendall Apartments, Dade County, Florida, utilizing approximately $6,313,320 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $8,691,260. Pursuant to a 1988 refinancing, the outstanding loan balance was increased to approximately $10,235,000. The Partnership received excess proceeds of approximately $1,241,000. In 1992, the new mortgage loan was modified, and the Partnership made a principal payment of approximately $440,000.

On June 6, 1996, the Partnership contracted to sell the property for a sale price of $11,000,000 to an unaffiliated party, BH Courtyards of Kendall, L.P., an Iowa limited partnership. The purchaser has deposited $100,000 into an escrow account as earnest money and will pay the remaining $10,900,000 at closing, which is scheduled for July 15, 1996. From the proceeds of the sale, the Partnership will repay the first mortgage loan which is expected to have an outstanding balance at closing of approximately $8,892,519, including contingent interest of approximately $225,000, and $165,000 to a third party as a brokerage commission. Neither the General Partner nor any affiliate will receive a commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2)  (a) (i)   Master Amendment and Agreement dated May 22, 1996
                         relating to the sale of the Canyon Sands Apartments, Phoenix, Arizona and Ridgetree Apartments, Phase I,
                         Dallas, Texas.

               (a) (ii) Master Amendment and Agreement #2 dated May 22, 1996 relating to the sale of the Canyon Sands Apartments, Phoenix, Arizona and Ridgetree Apartments, Phase I, Dallas, Texas.

               (b) Notice of Disapproval relating to the sale of the Briarwood Place Apartments, Chandler, Arizona.

               (c) Agreement of Sale and attachments thereto relating to the sale of Creekwood Apartments (Phase I), Tulsa Oklahoma.

               (d) Agreement of Sale and attachments thereto relating to the sale of the Quail Lakes Apartments, Oklahoma City, Oklahoma.

          (99) Agreement of Sale and attachments thereto relating to the sale of the Courtyards of Kendall Apartments, Miami, Florida.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
                         BALCOR REALTY INVESTORS 84

                         By:  Balcor Partners-XV, an Illinois
                                general partnership, its general
                                partner

                         By:  RGF-Balcor Associates-II, an
                                Illinois general partnership, a partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary

Dated:  June 17, 1996
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